POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TMK/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, and SHARON K. PAPPAS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  October 16, 1996                 /s/Keith A. Tucker
                                        --------------------------
                                        Keith A. Tucker, President


/s/Ronald K. Richey           Chairman of the Board     October 16, 1996
--------------------                                    ----------------
Ronald K. Richey

/s/Keith A. Tucker            President and Director    October 16, 1996
--------------------          (Principal Executive      ----------------
Keith A. Tucker               Officer)

/s/Theodore W. Howard         Vice President, Treasurer October 16, 1996
--------------------          and Principal Accounting  ----------------
Theodore W. Howard            Officer

/s/Robert L. Hechler          Vice President and        October 16, 1996
--------------------          Principal Financial       ----------------
Robert L. Hechler             Officer

/s/Henry L. Bellmon           Director                  October 16, 1996
--------------------                                    ----------------
Henry L. Bellmon

/s/Dodds I. Buchanan          Director                  October 16, 1996
--------------------                                    ----------------
Dodds I. Buchanan

/s/Jay B. Dillingham          Director                  October 16, 1996
--------------------                                    ----------------
Jay B. Dillingham

/s/Linda Graves               Director                  October 16, 1996
--------------------                                    ----------------
Linda Graves

/s/John F. Hayes              Director                  October 16, 1996
--------------------                                    ----------------
John F. Hayes

/s/Glendon E. Johnson         Director                  October 16, 1996
--------------------                                    ----------------
Glendon E. Johnson

/s/William T. Morgan          Director                  October 16, 1996
--------------------                                    ----------------
William T. Morgan

/s/Doyle Patterson            Director                  October 16, 1996
--------------------                                    ----------------
Doyle Patterson

/s/Eleanor Schwartz           Director                  October 16, 1996
--------------------                                    ----------------
Eleanor Schwartz

/s/Frederick Vogel III        Director                  October 16, 1996
--------------------                                    ----------------
Frederick Vogel III

/s/Paul S. Wise               Director                  October 16, 1996
--------------------                                    ----------------
Paul S. Wise


Attest:

/s/Sharon K. Pappas
--------------------------------
Sharon K. Pappas, Vice President
and Secretary